Confidential

EXHIBIT 10.40

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS (***), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
TECHNOLOGY TRANSFER AGREEMENT

TECHNOLOGY TRANSFER AGREEMENT
This TECHNOLOGY TRANSFER AGREEMENT (this “Agreement”), dated as of 20 October 2017 (the “Effective Date”), is made by and between Insmed Incorporated, a Virginia corporation having its principal place of business at 10 Finderne Avenue, Building 10, Bridgewater, New Jersey 08807, USA (“Client”), and Patheon UK Limited, a company incorporated in England and Wales having its principal place of business at Kingfisher Drive, Covingham, Swindon, SN35BZ, United Kingdom (“Patheon”). Client and Patheon are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, Client has a commercial interest in the manufacture and commercialization of Amikacin Liposome Inhalation Suspension (ARIKAYCE®), a sterile, aqueous liposomal suspension designed for inhalation via nebulization which is manufactured using the Client Manufacturing Process (the “Product”);
WHEREAS, concurrently herewith, the Parties are executing a manufacturing and supply agreement pursuant to which Patheon would be a manufacturer and supplier of the Product; and
WHEREAS, in anticipation of the manufacturing and supply agreement and the goods and services that Patheon will supply thereunder, the Parties desire to enter into a binding agreement pursuant to which Patheon would undertake certain technology transfer and construction services in order to validate Client’s technology package and prepare Patheon’s facilities for the manufacture of the Product;
NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants of the Parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:
ARTICLE 1
DEFINITIONS
The following terms will have the meanings set forth below. Unless the context indicates otherwise, the singular will include the plural and the plural will include the singular. Any term not defined hereunder shall have the meaning ascribed to such term in the Manufacturing and Supply Agreement.
“Agreement” has the meaning set forth in the preamble hereto.
“Capital Expenditures” has the meaning set forth in Section 2.4(a).

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“Client” has the meaning set forth in the Preamble.
“Client Indemnified Parties” has the meaning set forth in Section 7.2.
“Completion of the Tech Transfer” has the meaning set forth in Section 8.2.
“Effective Date” has the meaning set forth in the Preamble.
“Key Technical Assumptions” means the assumptions set forth in Exhibit D.
“Manufacturing and Supply Agreement” means the Manufacturing and Supply Agreement executed by the Parties on the date hereof as described in more detail in the Preamble.
“Manufacturing Suite” means the manufacturing suite at the Facility, whose footprint and engineering approach shall be in substantially the form attached as Exhibit A.
“Milestones” means the milestones in respect of the Transfer Services set forth in Exhibit H.
“Party” or “Parties” has the meaning set forth in the Preamble.
“Patheon” has the meaning set forth in the Preamble.
“Patheon Indemnified Parties” has the meaning set forth in Section 7.1.
“Steering Committee” has the meaning set forth in Section 2.10(d).
“Technology Transfer Fees” means the monthly fees paid by Client in consideration for the Transfer Services, as more specifically set forth in Part 1 of Exhibit B. Technology Transfer Fees do not include Capital Expenditures, Product Fees, Material Costs, Maintenance Costs, Disposal Costs or charges for Bill Back Items or Additional Services.
“Term” has the meaning set forth in Section 8.1.
“Timeline” has the meaning set forth in Section 2.3.
“Transfer Services” means the services rendered under this Agreement, as described in Section 2.1 and in the Exhibits attached to this Agreement, based on the Key Technical Assumptions stated therein.
“Transfer Services Termination Costs” has the meaning set forth in Section 8.12(f).
ARTICLE 2
TRANSFER SERVICES
2.1    Description of Transfer Services.

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Patheon will:
(a)    provide engineering and construction services, directly or using approved (as described in Section 2.11) Third Parties, to construct the Manufacturing Suite in accordance with the engineering approach and the footprints set forth in Exhibit A of this Agreement, as it may be amended;
(b)    procure and/or validate the Equipment necessary to Manufacture the Product in accordance with Section 2.9 and perform the Transfer Services set forth in Exhibit C in order to validate and implement the Client Manufacturing Process for the Product in compliance with the Quality Agreement, GMP, all other Applicable Law and the Specifications; and
(c)    register the Facility to Manufacture the Product,
(collectively, the “Transfer Services”).
2.2    Patheon will perform the Transfer Services and facilitate Client obtaining Regulatory Approval of the Manufacturing Suite as the manufacturing, testing, and packaging site for the Product. The Transfer Services will be performed with the aim of ensuring that the Product is Manufactured and tested using the Client Manufacturing Process according to the Specifications and test methods.
2.3    Payments for Transfer Services. The Parties acknowledge and agree that Patheon’s consideration for the Transfer Services performed hereunder is the payment of the Technology Transfer Fees. Patheon will use its Commercially Reasonable Efforts to complete the Transfer Services in a timely fashion in accordance with the schedule set forth in Exhibit E (the “Timeline”). In the event of any delays in completion of the Transfer Services, Client’s sole remedy whether in contract, tort, equity or otherwise, shall be adjustment of the Technology Transfer Fees (and, where relevant, any Base Fee payable pursuant to the Manufacturing and Supply Agreement) as set out in Exhibit H, together with the remedies expressly set forth in Section 7.5 and ARTICLE 8). The dates on which the Technology Transfer Fees become payable as set out in Exhibit B shall be reviewed and (if necessary, and subject to agreement) updated by the Steering Committee within [***] of the Effective Date.
2.1    Additional Payments. In addition to the Technology Transfer Fees, Client shall also pay:
(a)    the capital requirements and the payments associated with the Equipment, Manufacturing Suite construction and related process and support and validation services set forth in Part 2 of Exhibit B (the “Capital Expenditures”);

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(b)    the Material Costs of Patheon-Supplied Materials in accordance with Section 2.2(b) of the Manufacturing and Supply Agreement, except that the handling fee will be [***], save in respect of any Material Costs of Patheon-Supplied Materials for use in the Manufacture of commercial Product (i.e. after the completion of Manufacture of process validation batches), which shall have a handling fee of [***]; and
(c)    any Maintenance Costs, Disposal Costs and any charges for Bill Back Items or any Additional Services.
2.1    All fees and costs in this Agreement are shown in British Pounds (GBP) but which shall be adjusted as described in Section 2.6(c) of the Manufacturing and Supply Agreement so that all invoices from Patheon and payments from Client to Patheon hereunder shall be in United States Dollars (USD) and will be due and payable in accordance with ARTICLE IV of the Manufacturing and Supply Agreement (which is incorporated herein). All invoices from Patheon to Client for Capital Expenditures shall include all (if any) applicable invoices from vendors for the supply, transportation, installation, and commissioning of the Equipment that pertain to the Transfer Services invoiced by Patheon. Client acknowledges that the amounts of Capital Expenditures set forth in Part 2 of Exhibit B are estimates and are subject to review by the Steering Committee and agreement by the Parties in writing once manufacturing details and process specification requirements have been confirmed, any necessary machine trials performed and upon receipt of formal quotations from the equipment suppliers to the extent not already obtained as at the Effective Date.
2.2    Modifications. The Parties may modify and agree upon the definitive engineering approach, footprint of the Manufacturing Suite, or the Timeline, taking into account parameters such as the exact design of the space, space classifications, code requirements, Equipment, materials, personnel, waste stream process flows, equipment sizing and utility requirements. For example, feasibility work and/or engineering runs may be executed prior to completion of operational qualification, if mutually agreed upon by both parties. Any such modifications shall be discussed by the Steering Committee but shall not take effect until agreed in writing (including as to any consequential fees and costs or savings relating thereto) and duly executed by the Parties, provided that the selection and use of stability material (including the selection of materials to be used for generation of the stability data to be used in the post approval inspection) shall be agreed by the Parties. By way of example an alternate non-contractual timeline that Client may choose to pursue is set out in Exhibit E and if so the Parties shall work together to achieve this Timeline provided that it is compliant with GMP). The alternate timeline in Exhibit E shall not form part of this Agreement unless the Parties agree to incorporate it by a written amendment that is executed by the Parties (such agreement not to be unreasonably withheld).

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2.1    Client’s Responsibilities.
(a)    To assist Patheon in its performance of the Transfer Services under this Agreement, Client shall at its expense:

(i)	deliver to Patheon DDP Incoterms 2010 the Facility the Client Manufacturing Equipment;

(ii)
provide Patheon with relevant information, documentation, and data relating to (1) the Client Manufacturing Process, (2) the Equipment necessary to Manufacture the Product in accordance with the Client Manufacturing Process, and (3) Product safety and information, documentation, and data, including any applicable NDA numbers, NDC codes, “CMC” sections of NDAs, validation protocols, validation reports, method validation protocols, method validation reports, and other documents necessary or reasonably requested by Patheon for Patheon to Manufacture the Product, provide the Transfer Services or otherwise necessary or appropriate for Patheon’s performance hereunder; and

(iii)	provide to Patheon Client-Supplied Materials pursuant to Section 2.13, in each case consistent with the dates set out in the Timeline or within such period as agreed by the Parties.
(b)    If Client is to review or approve any information, documentation, data, or samples prepared or supplied by or on behalf of Patheon, it will do so on the dates set out in the Timeline or within such period as agreed by the Parties.
(c)    It is understood and acknowledged by the Parties that Client will retain ownership of the Regulatory Approval for the Product including any application therefor, and any supplements thereto. Subject to Section 2.7(d) Client is responsible for all submission of documents and correspondence with the FDA and other competent Regulatory Authorities relating to the Regulatory Approval for the Product . Client shall have the sole responsibility for the filing of the documents with the applicable Regulatory Authorities, and to take any other actions that may be required for the receipt of Regulatory Approval as described in Section 3.17 of the Manufacturing and Supply Agreement, provided, however, that Patheon shall have the right to review and comment on Client’s draft submissions to any Regulatory Authorities to the extent they relate to the Facility prior to Client’s issuance of the submission in accordance with Section 2.7(f).

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(d)    Client will use Commercially Reasonable Efforts to pursue Regulatory Approval for the Product. Patheon will use Commercially Reasonable Efforts to support Client in relation to the same, to the extent required in order for Patheon to Manufacture the Product at the Facility. For the avoidance of doubt Patheon shall be responsible at its cost for all Regulatory Filings, and obtaining and maintaining all licences, necessary for or required in connection with the manufacture of pharmaceutical products in general at the Facility including GMP inspections by Regulatory Authorities, including a manufacturing authorisation issued to Patheon by the Medicines and Healthcare products Regulatory Agency in the United Kingdom.
(e)    Client shall provide Patheon with a copy of any Regulatory Approval relevant to this Agreement on request including any Regulatory Approval required for the storage, receipt or distribution of the Product by Client or its designee, to the extent reasonably required by Patheon for Regulatory Filings or in order to satisfy its obligations under Applicable Laws.
(f)    Where documents or data generated by Patheon in relation to the Transfer Services are to be filed by Client with any Regulatory Authority and such filing includes data or information pertaining to a Patheon Regulatory Obligation (as such term is defined in the Manufacturing and Supply Agreement), prior to filing any such documents and data with the Regulatory Authority, Client shall provide Patheon with a copy of the documents incorporating such data so as to give Patheon the opportunity to review the accuracy of such documents as it relates to the Patheon Regulatory Obligation in accordance with the review and comment procedures set forth in Section 3.17 of the Manufacturing and Supply Agreement (including the process for resolution of inaccuracies set forth in Section 3.17(f) thereto). Notwithstanding anything in Section 3.17 of the Manufacturing and Supply Agreement to the contrary:

(i)
at least [***] prior to Client’s planned filing date with the Regulatory Authority of any documentation which is or is equivalent to the Quality document portion (Drug Product section) of the U.S. Investigational New Drug application, the EU Clinical Trial application and Investigational Medicinal Product Dossier, the Common Technical Document module 3 (Drug Product section) of the US New Drug Application, U.S. Biological License Application, or the EU Marketing Authorization Application, as the case may be, Client shall provide Patheon with a copy of the Initial Draft (defined in the Manufacturing and Supply Agreement) of such portion so as to permit Patheon to verify that the Initial Draft accurately describes the development and validation work Patheon has performed and the manufacturing and control processes that Patheon will perform pursuant to this Agreement;

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(ii)
Patheon shall provide comments regarding such Initial Draft no later than [***] prior to the required filing date with the applicable Regulatory Authority (including notifying Client of any identified inaccuracies);

(iii)
at least [***] prior to Client’s planned filing date with the Regulatory Authority of the above documentation Client shall provide Patheon with a revised copy of the Initial Draft and Patheon shall provide any further comments regarding such Initial Draft no later than [***] prior to the required filing date with the applicable Regulatory Authority; and

(iv)	Client shall deliver a copy of the Final Filing to Patheon at least [***] prior to the date it is planned to be submitted to the relevant Regulatory Authority.
2.2    Patheon’s Responsibilities.
(a)    Patheon will provide to Client all data and documentation necessary to support Client’s submissions to the FDA, or any responses to questions raised by the FDA with respect to those Transfer Services, that are necessary for Regulatory Approval of the Facility as the manufacturing, testing, and bulk-packaging site for the Product.
(b)    Patheon shall at its own cost ensure that any and all necessary licenses, registrations, and Regulatory Authority approvals have been obtained in connection with the Facility and Equipment used in connection with the Manufacture of the Product by Patheon. Any changes to the Transfer Services shall be subject to the change control procedure set out in Section 2.10(b) of the Manufacturing and Supply Agreement.
(c)    Patheon will promptly notify Client in writing and by telephone if an authorized agent of a Regulatory Authority visits the Manufacturing Suite, or any other location in the Facility where the Product is being manufactured, bulk-packaged, stored or quality tested, and the procedures set forth in Section 3.6 of the Manufacturing and Supply Agreement shall apply.
(d)    Patheon shall install and validate the Equipment in compliance with the capital requirements set forth in Exhibit B and the technical transfer process set forth in Exhibit C.
2.3    Equipment.
(a)    Client shall be responsible for the design of all Client Manufacturing Equipment and for the cost of procurement, installation, commissioning and validation of all Client Manufacturing Equipment and any Patheon Manufacturing Equipment as set out in the Capital Expenditures.

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Patheon shall be responsible for the design of all Patheon Manufacturing Equipment in collaboration with Client.
(b)    The Client Manufacturing Equipment must be supplied with appropriate cleaning certificates and must comply with the requirements set out in Section 2.10(a)(xiii) of the Manufacturing and Supply Agreement which is incorporated herein.
(c)    Maintenance, replacement, insurance ownership and use of the Client Manufacturing Equipment and Patheon Manufacturing Equipment shall be governed by Section 2.10(a) of the Manufacturing and Supply Agreement which is incorporated herein.
(d)    With respect to all Equipment, Patheon shall provide engineering project management and process validation, qualification support, installation and commissioning services, in consideration for the payments set forth in Exhibit B. After such Equipment is delivered to the Facility, Patheon shall manage the installation, commissioning and validation activities of such Equipment.
(e)    The Parties shall provide their Commercially Reasonable Efforts to minimize the Capital Expenditures and the costs of procurement, transportation, installation and commissioning of the Equipment. Patheon shall provide Client with quotes and copies of all applicable invoices from vendors, for the costs of procurement, transportation, installation, and commissioning of the Equipment. In order to obtain, and prior to obtaining, any payment for the Capital Expenditures hereunder, Patheon must obtain prior written approval from Client and provide Client with quotes and invoices, including copies of all applicable invoices from vendor(s), for the supply, transportation, installation, and commissioning of the Equipment.
2.4    Client On Site Representatives; Reporting of Results; Project Managers; Steering Committee.
(a)    Client shall have the right at all times throughout the Term to have [***] Client On Site Representatives present in that portion of the Facility that is being constructed or used to Manufacture the Product or store Materials, to observe the procedures and processes used to Manufacture the Product or to perform the activities associated with the transfer of Client Manufacturing Process hereunder as further described in Section 3.5 of the Manufacturing and Supply Agreement and provided that Client complies with the terms set out in Schedule E of the Manufacturing and Supply Agreement which are incorporated herein.
(b)    Patheon will respond to Client’s inquiries regarding the status of the Transfer Services on an ongoing basis, and Patheon will endeavor to keep Client informed of interim results of the Transfer Services. Patheon will provide copies of all analytical, cleaning, and process validation protocols, data summaries, reports and all batch records, test methods, and specifications for Client’s review, comment, and approval prior to implementation and execution. Once such protocols, data

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summaries, reports, records, methods, and specifications have been approved and executed, Patheon will provide copies to Client. Patheon will provide Client with information relating to the Equipment to be used in connection with the Manufacture of the Product, which Equipment will be subject to Client’s review and approval (not to be unreasonably withheld or delayed). On or before [***] after Client’s request, Patheon will provide to Client documentation that summarizes the implementation efforts of the Transfer Services at the Facility.
(c)    Patheon and Client will each appoint a Project Manager, who will meet as needed to resolve any issues or problems associated with the Transfer Services. Client’s Project Manager may be one of the Client On Site Representatives.
(d)    Within [***] of the Effective Date the Parties shall establish a steering committee (the “Steering Committee”) as described in Exhibit G. The Steering Committee shall have the responsibilities and authority allocated to it in Exhibit G.
2.5    Subcontractors. Patheon may arrange for Third Party subcontractors (“Third Party Subcontractors”) to perform specific Transfer Services (such as testing or analysis) under this Agreement with Client’s consent or at Client’s request as further described in Section 3.16 of the Manufacturing and Supply Agreement which is incorporated herein.
2.6    Intellectual Property. The Parties’ Intellectual Property rights relating to the subject matter of this Agreement shall be governed by ARTICLE V of the Manufacturing and Supply Agreement.
2.7    Materials. Client-Supplied Materials will be purchased by Client and shipped to Patheon in accordance with this Section 2.13. Client shall purchase all Client-Supplied Materials for the Transfer Services and ship such Client-Supplied Materials to Patheon in accordance with this Section 2.13. All shipments from Client to Patheon will be made DDP (Incoterms 2010) the Facility unless otherwise agreed. All shipments of Client-Supplied Materials will be accompanied by Certificate(s) of Analysis from the Material manufacturer, confirming its compliance with the Material’s specifications and the required documentation as specified in the Quality Agreement. Client or Client’s designee will be the “Importer of Record”. Client-Supplied Materials will be held by Patheon on behalf of Client as set forth in this Agreement. Title to Client-Supplied Materials will at all times remain the property of Client or a Client Affiliate. Any Client-Supplied Materials received by Patheon will only be used by Patheon to perform the Manufacturing Services or the Transfer Services or associated activities necessary to perform the Manufacturing Services or the Transfer Services.
2.8    Compliance Audits. With the exception of “for cause” audits (e.g., audits arising from regulatory issues or material Product conformity issues), Client and its designated representatives shall have the right to audit once per year all applicable non-financial records pertaining to the

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Product or Patheon’s obligations hereunder and non-financial records of Patheon for the purpose of determining Patheon’s compliance with the obligations set forth in this Agreement. The terms of such audit shall be as set out in Section 3.10 of the Manufacturing and Supply Agreement (which is incorporated herein) and an audit may be performed once per year under this Agreement or the Manufacturing and Supply Agreement but not both.
2.9    Patheon shall store, handle, and protect the Materials with a reasonable level of care, which shall include taking all reasonable precautions to ensure that the Materials are not subject to contamination, deterioration, destruction, or theft. Patheon shall keep adequate records of its usage of the Materials during the Term.
2.10    Bill Back Items. Bill Back Items will be charged to Client at Patheon’s cost plus a [***] handling fee. Patheon shall invoice Client [***] for any Bill Back Items used in connection with the Transfer Services during the preceding [***] in accordance with ARTICLE IV of the Manufacturing and Supply Agreement (which is incorporated herein). Patheon may only invoice Bill Back Items that have been quoted to and approved in writing by an authorized person of Client in advance. The cost of any Bill Back Items where use is shared between Client and other clients of Patheon will be apportioned in good faith in proportion to their use.
2.11    Additional Services. If Client is interested in having Patheon perform Additional Services, Client will provide Patheon with a written request containing sufficient detail to enable Patheon to provide Client with a quote and proposal to provide such Additional Services. Patheon may only invoice for Additional Services that have been quoted to and approved in writing by an authorized person of Client in advance. Patheon shall invoice Client monthly for any Additional Services performed by Patheon during the preceding month in accordance with ARTICLE IV of the Manufacturing and Supply Agreement (which is incorporated herein).
2.12    Storage. Patheon will provide [***] sufficient storage capacity to support storage of the required quantity of Materials necessary for the Transfer Services.
2.13    Shipping. Except to the extent set forth otherwise in this Agreement or the Manufacturing and Supply Agreement, any shipment from Patheon to Client, whether of Product, Materials or otherwise, shall be made EXW (Incoterms 2010) the Facility unless otherwise mutually agreed. Title and risk of loss shall pass to Client (or a designated Client Affiliate) at the time when Patheon loads the Product onto the carrier’s vehicle for shipment at the shipping point at the Facility. Client shall collect shipments promptly from the Facility following notification of availability for delivery from Patheon. Any shipment from Client to Patheon will be made DDP (Incoterms 2010) the Facility. Storage of Product will be provided in accordance with Section 2.2(q) of the Manufacturing and Supply Agreement.

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2.14    Payment of Technology Transfer Fees. Patheon will invoice Client monthly in advance for the Technology Transfer Fees. All fees will be due and payable in accordance with ARTICLE IV of the Manufacturing and Supply Agreement (which is incorporated herein). The Technology Transfer Fees stated herein are calculated as at the Effective Date and shall be fixed until [***]. Thereafter, starting on [***] the Technology Transfer Fees shall be adjusted annually to reflect any change in the UK Consumer Price Index: All Items Index published by the Office for National Statistics (as published at www.ons.gov.uk) during the preceding twelve (12) months (based on the average of the monthly changes over the 12-month period), provided that if the increase in the index exceeds [***] it will be implemented but the Parties shall meet and negotiate in good faith measures to mitigate the effect of the fee increase.
2.15    Exchange Rate Fluctuations. The fees and charges under this Agreement will be adjusted in accordance with Section 2.6(c) of the Manufacturing and Supply Agreement.
2.16    Amendment of Product Specifications, Manufacturing Process, Equipment, and Formulation; Changes in Applicable Law. Any changes to the Specifications, Quality Agreement, the Client Manufacturing Process, the Equipment, the Transfer Services to be provided pursuant hereto, the formulation of the Product or changes (required as a result of changes in Applicable Law or otherwise) shall be governed by Section 2.10(b) of the Manufacturing and Supply Agreement which is incorporated herein.
2.17    Commercial supply of Products. The Parties acknowledge that any technical batches, stability batches or validation batches manufactured under this Agreement are intended for validation purposes and are governed by the terms and conditions of this Agreement, and that any supplies of Products that are intended for commercial use shall be subject to, and governed by, the Manufacturing and Supply Agreement. Any commercial Product (i.e. after the completion of Manufacture of process validation batches) that Client wishes to use for a clinical trial shall be governed by the Manufacturing and Supply Agreement.

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ARTICLE 3
CONFIDENTIALITY
ARTICLE VII of the Manufacturing and Supply Agreement shall apply to this Agreement and is incorporated herein.
ARTICLE 4
CLIENT’S REPRESENTATIONS,
WARRANTIES, AND COVENANTS
4.1    Commercially Reasonable Efforts. Except where specifically stated to the contrary in this Agreement otherwise, Client will use its Commercially Reasonable Efforts to perform Client’s obligations hereunder.
4.2    Additional Representations, Warranties, and Covenants of Client. Client warrants, represents, and covenants that:
(a)    to its knowledge, as at the Effective Date (1) it or its Affiliates Control all right, title, and interest in all Intellectual Property in the Client Manufacturing Process, the Client Manufacturing Equipment, the Product and the Specifications necessary for performance of the Transfer Services; and (2) it has the right to authorize Patheon to perform the Transfer Services, in each case in accordance with the terms and conditions hereof;
(b)    to its knowledge, as at the Effective Date, the performance of the Transfer Services hereunder, in accordance with the terms and conditions hereof and using the Client Manufacturing Process, or the manufacture, use, supply or other disposition of the Product by Patheon as may be required to perform its obligations under this Agreement or by Client, does not and will not result, in the infringement or misappropriation of any Third Party’s Intellectual Property rights; and
(c)    Client or its Affiliates Control and have the right to lawfully disclose the Specifications to Patheon and to authorize Patheon to use the Specification to perform the Transfer Services.

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ARTICLE 5
PATHEON’S REPRESENTATIONS,
WARRANTIES, AND COVENANTS
Patheon represents, warrants, and covenants to Client as follows:
5.1    Commercially Reasonable Efforts. Except where specifically stated to the contrary in this Agreement otherwise, Patheon will use its Commercially Reasonable Efforts to perform its obligations hereunder. If Patheon is not able to meet the Timeline, Patheon will provide written notice to Client of such inability as soon as practical, but in any event on or before [***] of discovering such inability.
5.1    Transfer Services. Patheon warrants that there is no claim, suit, proceeding, or other investigation issued on Patheon, or to the actual knowledge of Patheon, pending or threatened against Patheon, which is likely to prevent or materially adversely affect the rights and interests of Client hereunder or keep Patheon from performing its obligations hereunder.
5.1    Additional Representations, Warranties, and Covenants of Patheon. Section 6.2 of the Manufacturing and Supply Agreement shall apply to this Agreement and the performance of the Transfer Services and is incorporated herein.
5.1    Disclaimer. THE FOREGOING EXPRESS WARRANTIES AND THOSE IN ARTICLE 4 and ARTICLE 6 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, AND ALL OTHER WARRANTIES ARE HEREBY DISCLAIMED AND EXCLUDED BY EACH PARTY.
ARTICLE 6
GENERAL REPRESENTATION AND WARRANTIES
Sections 6.1(a) and 6.1(c) of the Manufacturing and Supply Agreement shall apply to this Agreement and are incorporated herein.
ARTICLE 7
INDEMNIFICATION
7.1    Indemnification by Client. Client will indemnify Patheon, its Affiliates, and their respective directors, officers, employees, and agents (the “Patheon Indemnified Parties”), and defend and save each of them harmless from and against:
(a)    any Third Party Loss incurred by any of them in connection with, arising from, or occurring as a result of: (i) any claim of personal injury or property damage to the extent that the

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injury or damage arises other than from a breach of this Agreement by Patheon; (ii) a claim that the Transfer Services performed by Patheon hereunder, in accordance with the terms and conditions of this Agreement, infringes or misappropriates a patent or any other Intellectual Property rights, if it is a claim related to the use of Existing Client Intellectual Property, the Client Manufacturing Equipment or the Client Manufacturing Process or the Product; or (iii) a claim that the use of any device, composition, or process provided by Client to Patheon and used in connection with the Transfer Services in accordance with the terms and conditions of this Agreement constitutes infringement or misappropriation of a Third Party’s Intellectual Property rights; or
(b)    any Loss incurred by any of them in connection with: (i) the negligence or willful misconduct of the Client On Site Representatives at the Facility; or (ii) any damage to Patheon’s property or any claims of personal injury to any Patheon employees or Third Party Subcontractors caused as a result of Patheon’s use of the Client Manufacturing Equipment in the performance of the Transfer Services provided that Patheon and its employees and Third Party Subcontractors have complied with all applicable Equipment Standard Operating Procedures or the manufacturer’s terms of operation and recommended procedures for the Client Manufacturing Equipment, Specifications, and have not otherwise acted in a negligent manner or committed an act of willful misconduct in connection with the use and Maintenance of the Client Manufacturing Equipment;
except, in each case for (a) and (b), for those Losses for which Patheon has an obligation to indemnify the Client Indemnified Parties pursuant to Section 7.2 below, as to which Losses each Party shall indemnify the other to the extent of their respective liability for such Losses; and provided, however, that Client will not be required to indemnify the Patheon Indemnified Parties with respect to any such Loss hereunder to the extent the same is caused by any breach of contract, negligent act or omission, or willful misconduct by Patheon or any or its Affiliates. Client acknowledges that Patheon has not and will not conduct any freedom to operate searches in relation to the Product or the Client Manufacturing Process nor reviewed any Third Party patents in relation thereto and that Patheon’s failure or omission to do so will not be considered negligence for the purposes of excluding or limiting a claim under this indemnity.
7.1    Indemnification by Patheon. Patheon will indemnify Client, its Affiliates, and their respective directors, officers, employees, and agents (the “Client Indemnified Parties”), and defend and save each of them harmless from and against any Third Party Loss incurred by any of them in connection with, arising from, or occurring as a result of:
(a)    any claim of personal injury or property damage to the extent that the injury or damage is the result of a failure by Patheon to perform the Transfer Services in accordance with the terms of this Agreement; or
(b)    a claim that any Existing Patheon Intellectual Property employed in providing the Transfer Services infringes or misappropriates a United States patent or any other Intellectual

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Property rights except to the extent such claim is based on the use of Existing Client Intellectual Property in accordance with the terms and conditions of this Agreement;
except, in each case for (a) and (b), for those Losses for which Client has an obligation to indemnify the Patheon Indemnified Parties pursuant to Section 7.1 above, as to which Losses each Party shall indemnify the other to the extent of their respective liability for such Losses; and provided, however, that Patheon will not be required to indemnify the Client Indemnified Parties with respect to any such Loss hereunder to the extent the same is caused by any breach of contract, negligent act or omission, or willful misconduct by Client or any or its Affiliates.
7.1    Indemnification Procedures. Section 9.3 of the Manufacturing and Supply Agreement shall apply to Sections 7.1 and 7.2 of this Agreement and is incorporated herein.
7.2    Limitation of Liability.
(a)    Subject to Section 7.4(b), neither Party will be liable to the other in contract, tort, negligence, breach of statutory duty, equity, or otherwise for: (i) any direct or indirect loss of profits, of production, of anticipated savings, of business, or goodwill; (ii) any reliance damages, including but not limited to costs or expenditures incurred to evaluate the viability of entering into this Agreement or to prepare for performance under this Agreement; or (iii) for any other indirect or consequential loss, liability, damage, costs, penalty, or expense.
(b)    Nothing in this Agreement is intended to limit either Party’s liability for: (i) death or personal injury caused by its negligence; or (ii) fraud or fraudulent misrepresentation.
7.3    Re-performance. If any part of the Transfer Services provided or procured by Patheon is not performed in accordance with the terms of this Agreement, then as Client’s sole remedy (whether in contract, tort, equity or otherwise, and subject to the remedies expressly set forth in Section 2.3 and ARTICLE 8) Client may request Patheon to repeat that part of the Transfer Service at Patheon’s cost, provided that:
(a)    where the Transfer Services to be repeated require Client-Supplied Materials, Client will provide such Client-Supplied Materials;
(b)    where the Transfer Services to be repeated require the supply of additional Patheon-Supplied Materials, Patheon will provide any Patheon-Supplied Materials at its cost and at no additional cost to Client;
(c)    in the event that any loss of Client-Supplied Materials has arisen from the [***] of Patheon in its performance of this Agreement prior to the Manufacture of process validation batches (having regard to the nature of this Agreement and that at this stage of the Transfer Services, the process for commercial Manufacture will not have been established and errors of judgement and

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mistakes may be made in good faith in establishing the same), in each calendar year (or part thereof) Patheon will reimburse Client for losses of Client-Supplied Materials at cost, up to a maximum amount of either (i) [***] in the case of [***], or (ii) [***] in the case of [***], of the total [***] received by or payable to Patheon pursuant to this Agreement in that calendar year or part thereof (for the avoidance of doubt sub-Sections (i) and (ii) shall not be additive); and
(d)    in the event that any loss of Client-Supplied Materials has arisen from the [***] of Patheon in its performance of this Agreement during the Manufacture of process validation or subsequent batches, in each calendar year (or part thereof) Patheon will reimburse Client for losses of Client-Supplied Materials at cost, up to a maximum amount of [***] of the total [***] received by or payable to Patheon pursuant to this Agreement in that calendar year (or part thereof).
(e)    For the first [***]period after the Effective Date, as Patheon will not have received [***] for a full [***] period, the amount of the [***] for the purpose of the limitation of liability in this Section shall be calculated based on the expected [***] for the first [***] of Transfer Services based on the Timeline in place at the Effective Date.
For the purpose of this Section 7.5, “[***]” means any failure to comply with GMP or any breach (being an act or omission) of obligations provided under this Agreement or any other negligent act or omission of Patheon in connection with this Agreement that either:
[***].
ARTICLE 8
TERM AND TERMINATION
8.1    Term. This Agreement will remain in full force and effect unless and until it expires or is terminated in accordance with the provisions of this ARTICLE 8 (the “Term”).
8.2    Expiration. This Agreement will expire when the Parties agree that the Transfer Services have been completed (by Client’s acceptance in writing of a written notification from Patheon) (the “Completion of the Tech Transfer”).
8.1    Termination by Client. Client may terminate this Agreement in its entirety:
(a)    by giving Patheon [***] prior written notice if: (i) Client’s application for Marketing Authorization in the United States is rejected, or (ii), or (iii) any Regulatory Authority causes the clinical hold or permanent withdrawal of the Product in the United States;
(b)    for convenience, at any time prior to the FDA Approval Date, with [***] written notice to Patheon and subject to payment of the compensation set out in Section 8.13; or

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(c)    by giving Patheon [***] written notice if Patheon (due solely to its acts or omissions) fails to deliver:

(i)	Milestones 1 and 2 as described in Exhibit H on or before [***] after the date stated in the Timeline;

(ii)	Milestone 3 as described in Exhibit H on or before [***] after the date stated in the Timeline; or

(iii)	Milestone 4 [***] on or before [***] after the date stated in the Timeline.
8.2    Termination by Mutual Agreement. This Agreement may be terminated at any time upon mutual written agreement between the Parties.

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8.3    Termination for Default. Each Party will have the right to terminate this Agreement at any time upon written notice to the other Party, if such other Party (a) breaches any of the representations, warranties, covenants, or agreements set forth in this Agreement or (b) otherwise defaults in the performance of any of its duties or obligations under this Agreement, which in either case has a material effect on the other Party, and which breach or default is not cured on or before [***] after written notice is given to the breaching Party specifying the breach or default, or such longer period as the Parties acting reasonably may agree (“Remediation Period”), provided that the Parties shall use Commercially Reasonable Efforts to agree a plan to remedy the breach or default within [***] after written notice is given to the breaching Party. The aggrieved Party’s right to terminate this Agreement for a particular breach under this Section 8.5 may only be exercised for a period of [***] following the expiry of the Remediation Period (where the breach has not been remedied) and, if the termination right is not exercised during this period, then the aggrieved Party will be deemed to have waived its right to terminate this Agreement for such breach.

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8.4    Bankruptcy; Insolvency. To the extent permitted by law, each Party will have the right to terminate this Agreement immediately upon notice to the other Party, if the other Party shall file in any court or agency, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for arrangement or for the appointment of a receiver or trustee of the other Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed on or before [***] after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors.
8.5    Cross Termination. Should either Client or Patheon exercise its right to terminate this Agreement in its entirety prior to the FDA Approval Date (but not in the event of an expiration of this Agreement as set forth in Section 8.2), then the Manufacturing and Supply Agreement and the Quality Agreement will concurrently and automatically terminate.
8.6    No Release. Neither the termination nor expiration of this Agreement will release or operate to discharge either Party from any liability or obligation that may have accrued prior to such termination or expiration, including any obligation to pay to the other Party any amounts accrued under this Agreement with respect to the period prior to the effective date of such expiration or termination. Except as otherwise expressly provided herein, termination of this Agreement in accordance with the provisions hereof will not limit remedies that may otherwise be available in law or equity.
8.7    Obligations. Notwithstanding the giving of any notice of termination pursuant to this ARTICLE 8, each Party will continue to fulfill its obligations under this Agreement at all times until the effective date of any such termination or expiration.

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8.1    Survival. The expiration or termination of this Agreement shall be without prejudice to any rights or obligations of the Parties that may have accrued prior to such termination, and the provisions of Sections 2.3 (as it may relate to any unpaid amounts due and owing), 2.9 (as it may relate to the use to which Patheon may put the Client Manufacturing Equipment), 2.12 and ARTICLE 1, ARTICLE 3, ARTICLE 7, ARTICLE 8, and ARTICLE 9 shall survive the expiration or termination of this Agreement.

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8.2    Rights and Duties Upon Expiration. Upon expiration of this Agreement pursuant to Section 8.2, the terms of the Manufacturing Supply Agreement shall apply to any relevant finished Products, semi-finished Products and Materials held by Patheon as at the Completion of the Tech Transfer. In addition, any outstanding Technology Transfer Fees shall remain payable in accordance with the payment schedule set out in Part 1 of Exhibit B.
8.3    Rights and Duties Upon Termination. Upon termination of this Agreement for any reason:
(a)    Patheon will, as promptly as practicable, (i) cease work on the Transfer Services, and (ii) subject to Section 8.12(d), make available for collection by Client at its option, EXW (Incoterms 2010) the Facility, all Products, semi-finished Products, and Materials, that are then in Patheon’s possession, and any results and information resulting from the Transfer Services (whether in written or electronic form) that are the property of Client in accordance with Section 2.12 of this Agreement;
(b)    each Party shall return to the other all Confidential Information and any licences of Intellectual Property granted pursuant to Section 2.12 shall terminate;
(c)    Patheon will dismantle the Client Manufacturing Equipment and prepare and make it available for collection from the Facility according to a procedure agreed by the Parties (acting reasonably), following which Client shall remove all Client Manufacturing Equipment, Product and Materials from the Facility on or before the day [***] days after the completion of said procedure, failing which Client will pay a fee equivalent to the aggregate monthly Base Fee for the Manufacturing Suite for each month or part month the Client Manufacturing Equipment, Product or Materials remain at the Facility after [***] post termination.
(d)    Client will, as promptly as practicable, (i) pay all earned but unpaid fees and charges for the Transfer Services, including Technology Transfer Fees, Material Costs, Maintenance Costs, Disposal Costs and Capital Expenditures, to reflect Transfer Services performed as of the date of such termination by Patheon; and (ii) pay all due and outstanding invoices in accordance with ARTICLE IV of the Manufacturing and Supply Agreement (which is incorporated herein);
(e)    unless this Agreement has been terminated by [***] pursuant to [***] Client will, as promptly as practicable, pay to Patheon all and any (i) dismantling costs, (ii) removal costs and (iii) Make Good Costs, associated with the cessation of the Manufacturing Services or the removal of the Client Manufacturing Equipment and Materials from the Facility; and
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(f)    unless this Agreement has been terminated by [***] pursuant to [***] Client will, as promptly as practicable, pay to Patheon the following costs (“Transfer Services Termination Costs”): (i) all actual costs incurred by Patheon to complete reasonable activities associated with the completion, expiry or termination including, without limitation, disposal fees that may be payable for any Materials and supplies owned by Client to be disposed of by Patheon; (ii) all and any direct costs and expenses, or wasted costs and expenses, or termination or cancellation fees payable by Patheon as a consequence of or arising from the termination of this Agreement, to include but not limited to, all and any redundancy costs of employees employed by Patheon to work solely or mainly in providing the Transfer Services and/or Manufacturing the Product, all and any termination costs in relation to subcontractors and agency staff working solely or mainly in providing the Transfer Services and/or Manufacturing the Product, any termination or cancellation fees payable to Third Party suppliers; and (iii) any additional costs incurred by Patheon in connection with the Transfer Services that are required to fulfill outstanding applicable regulatory and contractual requirements, in each case subject to Patheon using Commercially Reasonable Efforts to minimise such costs and Patheon providing Client with documentation to substantiate the costs have been properly and reasonably incurred.
8.4    Consequences of termination for convenience. Upon termination of this Agreement by Client pursuant to Section 8.3(b), in addition to any other obligations of Client under Section 8.12. Client shall pay Patheon a compensation payment calculated in accordance with the table below. The Parties confirm that this sum represents a genuine pre-estimate of Patheon’s loss in such circumstances and shall be in full and final settlement of all liabilities of Client arising out of any termination of this Agreement pursuant to Section 8.3(b) but shall be without prejudice to any obligation of Client under Sections 7.1, 8.12 or any obligations which survive termination of this Agreement. For the avoidance of doubt no such compensation shall be payable in circumstances where the Products are sold to a Third Party and this Agreement is assigned or novated to such Third Party, unless the Third Party terminates this Agreement pursuant to Section 8.3(b) in which case, this Section 8.13 shall apply as between Patheon and the Third Party.

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Date of termination (number of months after the Effective Date)	Amount of compensation
On or before [***]	[***]
After [***] and on or before [***]	[***]
After [***] and on or before [***]	[***]
After [***] and on or before [***]	[***]
After [***] and on or before [***]	[***]
After [***] and on or before [***]	[***]
After [***]	[***]

ARTICLE 9
MISCELLANEOUS
ARTICLE X of the Manufacturing and Supply Agreement shall apply to this Agreement and the performance of the Transfer Services and is incorporated herein (mutatis mutandis).

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IN WITNESS WHEREOF, this Technology Transfer Agreement has been executed by the Parties hereto as of the day and year first written above.

PATHEON UK LIMITED:		INSMED INCORPORATED:

By:	/s/ Luca Andretta	By:	/s/ William H. Lewis

Name:	Luca Andretta	Name:	William H. Lewis

Title:	Director	Title:	President and CEO

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Signature Page of Technology Transfer Agreement

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Exhibit A
Engineering Approach and Footprint

Engineering Approach
The engineering approach for the Product and project is still to be finalised but would be based on the assumptions built into the Basic Engineering Design.
Manufacturing Suite
[***]

Exhibit B
Part 1: Technology Transfer Fees

Ref	Technology Transfer Fee	Payment structure	First payment due	End date
1	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]

Consequences for the failure to achieve Milestones or effects of early completion of the Transfer Services are specified in Exhibit H.

Part 2: Capital Expenditures as at the Effective Date
The Capital Expenditures for the Product are still to be finalised but will be based on the following estimate and the assumptions built into the Basic Engineering Design.
[***]

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Exhibit C
Transfer Services
Construction and Validation phase
[***]

Development and Transfer Services phase
[***]

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Exhibit D
Key Technical Assumptions

Manufacturing Parameters
The full manufacturing process for the Product is still to be finalised and but would be based on the assumptions built into the Basic Engineering Design.

[***]

1.1.1

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Exhibit E
[***]

Exhibit F
Equipment
Client Manufacturing Equipment
Details of the Client Manufacturing Equipment are the subject of the Basic Engineering Design and will be finalized between the Parties during the Transfer Services.
Patheon Manufacturing Equipment
Details of the Patheon Manufacturing Equipment are the subject of the Basic Engineering Design and will be finalized between the Parties during the Transfer Services.

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Exhibit G
Steering Committee

1.    Generally. The purpose of the Steering Committee shall be to oversee this Agreement and to facilitate communications between the Parties with respect thereto. The Steering Committee shall have the responsibilities and authority allocated to it in this Exhibit G. The Steering Committee shall have the obligation to exercise its authority consistent with the respective purpose for the Steering Committee as stated herein and any such decisions shall be made in good faith.

2    Formation and Purpose. Promptly following the Effective Date, the Parties shall confer and then create a Steering Committee. The Steering Committee shall have authority, subject to Paragraph 5, to oversee the priorities and budgets for the Transfer Services (with all expenditure to be reviewed on not less than a quarterly basis), to oversee manufacturing and controls for the Products, to review and approve all associated regulatory filings and correspondence under this Agreement (including reviewing and approving itemized budgets with respect to the foregoing), to approve the projects and plans of any subcommittee it establishes consistent with this authority and to review any concerns either Party may have concerning key employees employed by the Parties to provide the Transfer Services under this Agreement. The Steering Committee shall also review any potential restrictions on the availability of additional space within the Facility, which shall be notified by Patheon sufficiently far in advance of any proposed agreement with a Third Party in order for Client to be able assess its likely future requirements and for the Parties to have the opportunity to negotiate in good faith any reservation of the same.

3    General Steering Committee Membership and Procedure.

(a)
Membership. Each Party shall designate an equal number of representatives (not to exceed three (3) for each Party) to the Steering Committee with appropriate expertise to serve as members of the Steering Committee. The Steering Committee representatives must all be employees of such Party or an Affiliate of such Party, with the caveat that each Party may designate for the Steering Committee up to one (1) representative who is not an employee if : (i) such non-employee representative agrees in writing to be bound to the terms of this Agreement for the treatment and ownership of confidential information of the Parties, and (ii) the other Party consents to the designation of such non-employee representative, which consent shall not be unreasonably withheld. Each Party may replace its Steering Committee representatives at any time upon written notice to the other Party. The Steering Committee shall have a chairperson which shall be appointed by Client. The chairperson of the Steering Committee shall be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting of the Steering Committee, and preparing and issuing minutes of each meeting within fifteen (15) days thereafter.

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(b)
Meetings. The Steering Committee shall be constituted and the first meeting of the Steering Committee shall be held within [***] following the Effective Date, with the Steering Committee considering finalization and approval of workplans prepared by the Parties for inclusion and commencement under this Agreement. Otherwise, the Steering Committee shall hold meetings at such times as it elects to do so, but in no event shall such meetings be held less frequently than once every three (3) months. Meetings of the Steering Committee may be held in person or by means of telecommunication (telephone, video, or web conferences). To the extent that the Steering Committee holds any meetings in person, the Parties will alternate in designating the location for such in-person meetings, with Client selecting the first meeting location for the Steering Committee. A reasonable number of additional representatives of a Party may attend meetings of the Steering Committee in a non-voting capacity. Each Party shall be responsible for all of its own expenses of participating in the Steering Committee.

(c)
Meeting Agendas. Each Party will disclose to the other proposed agenda items along with appropriate information at least three (3) business days in advance of each meeting of the Steering Committee; provided, that a Party may provide its agenda items to the other Party within a lesser period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as such other Party consents to such later addition of such agenda items or the absence of a specific agenda for the Steering Committee meeting.

(d)
Limitations of Steering Committee Powers. The Steering Committee shall have only such powers as are specifically delegated to it hereunder or from time to time as agreed to in writing by the mutual consent of the Parties and shall not be a substitute for the rights of the Parties. Without limiting the generality of the foregoing, the Steering Committee shall not have any power to amend this Agreement. Additionally, no member of the Steering Committee shall be able to vote in the Steering Committee and thereby bind its respective Party on any material matter except as otherwise properly authorized, approved, or delegated by such Party in accord with Paragraph 5.

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(e)
Quorum and voting. The quorum for meetings of the Steering Committee shall be one (1) representative of each Party, provided that the chairperson, or, if the chairperson is not available then an alternate chairperson agreed by the Parties, must be present at all meetings of the Steering Committee. At any meeting, the Steering Committee members present appointed by Client shall have one (1) vote in aggregate and the Steering Committee members present appointed by Patheon shall have one (1) vote in aggregate, irrespective of the number of representatives actually in attendance at a meeting. In the event of deadlock the matter will be first referred to the Project Manager of each Party as soon as reasonably possible. If the Project Managers are unable to resolve the deadlock within seven (7) days of the referral, the matter shall be referred to the Senior Management of each Party for resolution. If the Senior Management are unable to resolve the matter within seven (7) days each Party shall have the right to pursue any remedies available to it at law or in equity. Each Party may invite additional employees or consultants to attend meetings of the Steering Committee but any such additional attendees shall not have any right to vote.

4    Restrictions. Neither Party shall exercise its right to finally resolve a dispute at the Steering Committee in accordance with this Paragraph 4 in a manner that (i) excuses such Party from any of its obligations specifically enumerated under this Agreement; (ii) expands the obligations of the other Party under this Agreement; (iii) negates any consent rights or other rights specifically allocated to the other Party under this Agreement; (iv) purports to resolve any dispute involving the breach or alleged breach of this Agreement; (v) resolves a matter if the provisions of this Agreement specify that mutual agreement is required for such matter; or (vi) would require the other Party to perform any act that is inconsistent with applicable law.

5    Authorization of Steering Committee Representatives. Each representative serving on the Steering Committee shall be responsible for ensuring that he or she acts only as duly authorized by its respective Party and obtains any advance approvals, delegations, or other authorizations from his or her respective Party in advance of making any Steering Committee votes.

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Exhibit H
Milestones and consequences of delay

	Milestone	Target completion date	Consequence of on time or early completion	Consequence of completion being delayed solely as result of any Patheon breach, act or omission	Consequence of completion being delayed for any other reason
1.	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]

[***]

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